OPPENHEIMER QUEST BALANCED FUND

Supplement dated March 6, 2006 to the

Prospectus dated February 28, 2006

This supplement amends the Prospectus as follows:

1.             The first paragraph captioned “The Sub-Advisor” under the heading “How the Fund is Managed” on page 15 is deleted in its entirety and replaced with the following:

The Sub-Advisor. Effective January 1, 2005, Oppenheimer Capital LLC replaced OpCap Advisors as the Fund’s Sub-Advisor, and assumed its responsibility for providing day-to-day portfolio management for the Fund. Oppenheimer Capital LLC is the parent company of OpCap Advisors. From the Fund’s inception on November 1, 1991 until February 26, 1997, OpCap Advisors (which was then named Quest for Value Advisors) served as the Fund’s investment advisor. On February 28, 1997, the Manager retained OpCap Advisors to continue providing day-to-day portfolio management for the Fund.

March 6, 2006                                                                                                                                        PS0257.030